                            RELIANCE NATIONAL (RN)

               SUPPLEMENTAL KEY MANAGEMENT INCENTIVE PLAN (KMIP)

                EFFECTIVE FOR POLICY YEARS, 1993, 1994 AND 1995

GENERAL

All of the provisions of the Reliance National KMIP for policy year 1995 shall apply to this Supplemental Plan except as set forth below.


SUPPLEMENTAL KMIP
Policy Years 1993, 1994 and 1995

                                                                        Page 1

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BONUS POOL

The supplemental bonus pool shall consist of the excess amount (if any) of the pool as calcualted under this Supplemental Plan over the total pool as calculated under the original 1993, 1994 and 1995 plans. For example ($000 omitted):


                                                         Policy Year(1)
                                                  -----------------------------
                                                      1994      1995     Total
                                                  -----------------------------
Projected policy year pretax operating profit
before bonus under Supplemental Plan              $ 81,575  $131,943

Limitation %                                           14%       13%

Limitation amount                                   11,420    17,153

Bonus earned under all other incentive plans        (8,732)  (10,290)

KMIP bonus pool (Supplemental Plan)                  2,688     6,863

KMIP bonus pool (Original Plan)                      1,946     4,629
                                                 ---------  --------    -------
Supplemental KMIP bonus pool                     $     742  $  2,234    $ 2,976
                                                 =========  ========    =======
(1)   As estimated at 7/1/96


Note: Policy year 1993 is not shown above because there is no forecasted supplemental KMIP pool.


Supplemental KMIP
Policy Years 1993, 1994 and 1995
                                                                        Page 2

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POLICY YEAR AVERAGE INVESTED ASSETS

Average invested assets for each policy year will be calculated as described below.

Invested assets shall be equal to cumulative net cash flow from operations including cash flow from underwriting, other income and expenses, net investment income and federal income taxes and assumed shareholder dividends from accumulated surplus. In determining cash flow, identifiable Reliance National balance sheet accounts as of the close of the calendar year which coincides with the policy year shall be allocated wholly to the current policy year unless other reasonable estimation methods are available to allocate balance sheet accounts.

In determining cash flow, a dividend to shareholders of 10% of ending calendar year surplus (if any) shall be assumed.

Average invested assets for each calendar year is equal to the beginning and ending invested asset balance divided by two. An example of the calculation of net invested assets is contained in Exhibit 1.



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Reliance National KMIP                                              Exhibit 1
Plan Year 1996

Investment Income Calculation
Cash Flow Method:


                                   1996         1997      1998      1999        2000      2001      2002      2003     2004
                              ------------------------------------------------------------------------------------------------
CASH FLOW
---------
     Premiums Written             935,028
     Change in Rec                273,701   (105,894)   (41,956)   (40,856)   (40,856)   (6,738)   (2,338)   (2,338)  (32,726)

(+)  Net Premiums Collected       661,327    105,894     41,956     40,856     40,856     6,738     2,338     2,338    32,726
(-)  Losses Paid                  105,314    132,993    102,614     83,711     61,433    42,531    29,704    20,928    14,177
(-)  Expenses Paid                265,471          0          0          0          0         0         0         0         0
(-)  Imprest Funds                 70,000    (70,000)
(-)  Reinsurance Recoverables     100,000   (100,000)
(-)  Advances to TPA's             55,000    (55,000)
(+)  Other Liab                   450,000   (450,000)
(-)  Fixed assets                   4,000     (1,250)    (1,000)    (1,000)      (500)     (250)        0         0         0
                               ------------------------------------------------------------------------------------------------
     Cash Flow                    511,542   (250,849)   (59,658)   (41,855)   (20,077)  (35,543)  (27,366)  (18,590)   18,549

     Net Inv. Income               17,592     26,400     16,086     13,567     12,161    10,745     8,999     7,680     7,735
     Income Taxes                  (7,876)   (35,853)      (507)     1,989       (601)     (851)      683    (1,353)   (3,092)
     Paid Surplus Dividend                                 (722)    (2,017)    (2,837)   (3,436)   (3,968)   (4,152)   (4,166)
     Paid Bonus                         0          0       (501)    (1,001)    (1,001)     (501)     (501)     (501)     (501)
                               -------------------------------------------------------------------------------------------------
     Net Cash                     521,259   (260,303)   (45,302)   (29,317)   (12,355)  (29,586)  (22,154)  (16,916)   18,525

     Invested Assets (Beginning)        0    521,259    260,956    215,654    186,337   173,981   144,396   122,242   105,326
     Invested Assets (Ending)     521,259    260,956    215,654    186,337    173,981   144,396   122,242   105,326   123,851
     Avg. Invested Assets         260,629    391,107    238,305    200,995    180,159   159,188   133,319   113,784   114,588
     Rate                            6.75%      6.75%      6.75%      6.75%      6.75%     6.75%     6.75%     6.75%     6.75%
     Net Investment Income         17,592     26,400     16,086     13,567     12,161    10,745     8,999     7,680     7,735

BALANCE SHEET
-------------
     Assets
     Net Inv. assets              521,259    260,956    215,654     186,337   173,981   144,396   122,242   105,326   123,851
     Imprest Funds                 70,000
     Reins Recoverables           100,000
     Advances to TPA's             55,000
     Receivables                  273,701    167,807    125,851      84,995    44,139    37,401    35,064    32,726         0
     Fixed assets                   4,000      2,750      1,750         750       250         0         0         0         0
                              -------------------------------------------------------------------------------------------------
     Total                      1,023,959    431,513    343,255     272,082   218,370   181,797   157,306   138,052   123,851
                              =================================================================================================

     Liabilities
     UPR                          467,514
     Acrued Bonus                       0      1,668      1,865       1,452       978       944       833       666       501
     Reserves                     232,231    436,783    334,170     250,458   189,025   146,495   116,791    95,863    81,686
     Accrued Dividend
     Other                        450,000
                              -------------------------------------------------------------------------------------------------
     Total                      1,149,745    438,451    336,035     251,911   190,004   147,438   117,624    96,529    82,187
                              =================================================================================================
     Surplus                     (125,786)    (6,939)     7,220      20,171    28,367    34,359    39,682    41,524    41,664
                              =================================================================================================

     Pre Dividend Surplus        (125,786)    (6,939)     7,220      20,171    28,367    34,359    39,682    41,524    41,664
     Dividend Percent: 10%
     Dividend                                               722       2,017     2,837     3,436     3,968     4,152     4,166

Surplus Reconciliation
     Beginning of Year                  0   (125,786)    (6,939)      7,220    20,171    28,367    34,359    39,682    41,524
     Pretax Income               (117,910)   156,369     16,086      13,567    12,161    10,745     8,999     7,680     7,735
     Taxes                         (7,876)   (35,853)      (507)      1,989      (601)     (851)      683    (1,353)   (3,092)
     Paid Surplus Dividend                                 (722)     (2,017)   (2,837)   (3,436)   (3,968)   (4,152)   (4,166)
     Earned Award                             (1,668)      (698)       (588)     (527)     (466)     (390)     (333)     (335)
                              -------------------------------------------------------------------------------------------------
     End of Year                 (125,786)    (6,939)     7,220      20,171    28,367    34,359    39,682    41,524    41,664
                              =================================================================================================
     Difference                        (0)        (0)        (0)          0        (0)       (0)       (0)       (0)       (0)
